THE STEPHAN CO.
              1990 DIRECTORS' STOCK OPTION PLAN

                           ARTICLE I

                          DEFINITIONS

	As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

"Board" shall mean the Board of Directors of the Company.

"Company" shall mean The Stephan Co.

"Date of Grant" shall mean the Effective Date of the Plan, the date an Eligible Director is initially elected to the Board of Directors and for each respective fiscal year of the Company thereafter the earlier of: (i) each June 30, or
(ii) the date on which the Stockholders of the Company shall elect directors at an Annual Meeting of such Stockholders or any adjournment thereof.

Fair Market Value: As said term is used in the Plan, the "Fair Market Value" of a share of Stock on any day means:
(a) if the principal market for the Stock is the Boston
Stock Exchange, any other national securities exchange or the NASDAQ National Market System, the closing sales price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Stock is not a national securities exchange and the Stock is quoted in the National
Association of Securities Dealers Automated Quotations
System, the mean between the closing bid and the closing asked prices for the Stock on such day as quoted on such System, or (c) if the principal market for the Stock is not quoted on the National Association of Securities Dealers
Automated Quotations System, the mean between the highest bid and lowest asked prices for the Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a), (b) and (c) of this paragraph are all inapplicable, or if no trades have been made or quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Company by any method which it deems to be appropriate. The determination of the Company shall be conclusive as to the Fair Market Value of the Stock.

"Effective Date of the Plan" shall mean the date of adoption by the stockholders of the Company.

"Eligible Director" shall mean any Director of the Company who is not an employee or regularly retained consultant of the Company.

"Option" shall mean an Eligible Director's stock option to purchase Stock granted pursuant to the provisions of
Article V hereof.

"Optionee" shall mean an Eligible Director to whom an Option has been granted hereunder.

"Option Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option
Agreement.

"Plan" shall mean the Common Stock, par value $.01 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, such other stock or securities.

"Stock Option Agreement" shall mean an agreement between the Company and the Optionee under which the Optionee may purchase Stock in accordance with the Plan.

                           ARTICLE II

                            THE PLAN

     2.1	Name.	This Plan shall be known as "The
Stephan Co. 1990 Directors' Stock Option Plan."

     2.2	Purpose.  The purpose of the Plan is to advance
the interests of the Company and its Stockholders by affording Eligible Directors of the Company an opportunity to acquire or increase their proprietary interests in the Company, and thereby to encourage their continued service as directors and to provide them additional incentives to achieve the growth objectives of the Company.

    2.3 Effective Date. The Effective Date of the Plan is the date of adoption by the stockholders of the Company.

    2.4	Termination Date.  The Plan shall terminate and
no further Options shall be granted hereunder upon the tenth anniversary of the Effective Date of the Plan.


                           ARTICLE III

                           PARTICIPANTS

     Each Eligible Director shall participate in the Plan, provided that he is elected to a regular term as such a member at an Annual Meeting of Stockholders, or any adjournment thereof.


                           ARTICLE IV

                SHARES OF STOCK SUBJECT TO PLAN

     4.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 4.2 hereof, the maximum number of shares of Stock which may be issued and sold hereunder shall not exceed 202,500 shares of Stock. Shares of Stock subject to an Option may be either authorized and unissued or shares issued and later acquired by the Company; provided, however, the shares of Stock with respect to which an Option has been exercised shall not again be subject to an Option hereunder. If outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised prior to the end of the period during which Options may be granted hereunder, new Options may be granted hereunder covering such unexercised shares.

     4.2 Antidilution. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, reclassification, combination of shares, stock split or stock dividend:

     The aggregate number and kind of shares of Stock for which Options may be granted hereunder shall be adjusted appropriately;

     The rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately; and

     Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option, in whole or in part, to the extent that it shall not have been exercised, without regard to the date on which such Option would otherwise have become exercisable pursuant to Sections 5.4 and 5.6.

     The foregoing adjustments and the manner of application thereof shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.


                           ARTICLE V

                            OPTIONS

     5.1 Option Grant, Number of Shares and Agreement.
Each Eligible Director, as of the Effective Date, shall automatically be granted an option to purchase 5,062 shares of Stock. Thereafter, on each Date of Grant, each Eligible
Director shall automatically be granted an Option to purchase 5,062 shares of Stock. Each Option so granted shall be evidenced by a written Stock Option Agreement, dated as of the Date of Grant and executed by the Company, and the Optionee, stating the Option's duration, time of exercise, and exercise price. The terms and conditions of the Option shall be consistent with the Plan.

     5.2 Option Price. The Option Price of the Stock subject to each Option shall be the Fair Market Value of the Stock on its Date of Grant.

     5.3 Exercise Period. The period for the exercise of each Option shall expire on the fifth anniversary of the Date of Grant.

      5.4	Option Exercise.

 Any option granted under the Plan shall become exercisable in full on the first anniversary of the Date of Grant, provided that the Eligible Director has not voluntarily resigned, or been removed "for cause", as a member of the Board of Directors on or prior to the first anniversary of the Date of Grant. An Option shall remain exercisable after its exercise date at all times during the Exercise Period, regardless of whether the Optionee thereafter continued to serve as a member of the Board.

     An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become exercisable in accordance with this Section, but not as to less than 25 shares of stock unless the remaining shares of Stock that are so exercisable are less than 25 shares of Stock. The Option price is to be paid in full in cash upon the exercise of the Option. The holder of an Option shall not have any of the rights of a Stockholder with respect to the shares of Stock subject to the Option until such shares of Stock have been issued or transferred to him upon the exercise of his Option.

     An Option shall be exercised by written notice of exercise of the Option, with respect to a specified number of shares of Stock, delivered to the Company at its principal office, and by cash payment to the Company at said office of the full amount of the Option price for such number of shares. In addition to, and prior to the issuance of a certificate for shares pursuant to any Option exercise, the Optionee shall pay to the Company in cash the full amount of any federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise.


     5.5 Non-transferability of Option. Options may not be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, his Option may be exercised only by him (or by his guardian or legal representative, should one be appointed). In the event of the death of an Optionee, any Option held by him may be exercised by his legatee(s) or other distributee(s) or by his personal representative.


                           ARTICLE VI

                      STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof unless, in the opinion of counsel to the Corporation, there has been compliance with all applicable legal requirements. An Option granted under the Plan may provide that the Company's obligation to deliver shares of Stock upon the exercise thereof may be conditioned upon the receipt by the Company of a representation as to the investment intention of the holder thereof in such form as the Company shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities laws.


                           ARTICLE VII

         TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

     The Board may at any time terminate the Plan, and may at any time and from time to time and, in any respect amend or modify the Plan.


                          ARTICLE VIII

            RELATIONSHIP TO OTHER COMPENSATION PLANS

     The adoption of the Plan shall neither affect any other stock option, incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation plan for directors of the Company.

                            ARTICLE IX

                          MISCELLANEOUS

     9.1	Plan Binding on Successors.  The Plan shall be
binding upon the successors and assigns of the Company.

     9.2	Singular, Plural; Gender.  Whenever used herein,
nouns in the singular shall include the plural, and the masculine pronoun shall include the female gender.

     9.3	Headings etc., Not Part of Plan.  Headings of
articles and paragraphs hereof are inserted for convenience and reference, and do not constitute a part of the Plan.




                          THE STEPHAN CO.
                        FIRST AMENDMENT TO
               1990 DIRECTORS' STOCK OPTION PLAN

     WHEREAS, the Board of Directors of The Stephan Co.
(the "Company") adopted the Company's 1990 Directors' Stock
Option Plan (the "Plan"), effective June 21, 1990; and

     WHEREAS, the Company's Board has determined that it is necessary to amend the Plan in order to comply with certain amendments to Rule 16b-3 promulgated pursuant to the Securities and Exchange Act of 1934,

     NOW, THEREFORE, the Plan is hereby amended as follows:

     Amendment to Article VII. Article VII of the Plan is hereby amended to read as follows:

"The Board may at any time terminate the Plan.
The Plan may not be amended more than once every six months, other than to comport with changes to the Internal Revenue Code, the Employee
Retirement Income Security Act, or the rules thereunder."

     2. No Further Amendments. The amendment set forth above shall be effective as of the date it is formally approved by the Company's Board of Directors. Except as expressly amended hereby, all provisions of the Plan shall continue in full force and effect from and after the date hereof.


                      THE STEPHAN CO.
                    SECOND AMENDMENT TO
             1990 DIRECTORS' STOCK OPTION PLAN

          SECOND AMENDMENT dated December 28, 1995, to the
1990 Directors' Stock Option Plan (the "Plan") of The Stephan
Co. (the "Company").

          WHEREAS, the Company maintains the Plan, effective as of June 21, 1990; and

          WHEREAS, the Board of Directors of the Company has determined that it is appropriate to amend the Plan in order to reduce the number of shares of the option granted to an Eligible Director on initial election to the Board of Directors.

          NOW, THEREFORE, the Plan is hereby amended as follows:

          1. The first two sentences of Section 5.2 are hereby deleted and the following two sentences are substituted in lieu thereof:

          "Each Eligible Director on the Effective Date and each Eligible Director who is initially elected to the Board after the Effective Date, shall automatically be granted an Option to purchase 5,062 (adjusted to reflect anti-dilution provisions set forth herein based on 1,000 shares) shares of Stock. Thereafter, on each Date of Grant, each Eligible Director shall automatically be granted an Option to purchase 5,062 (adjusted to reflect anti-dilution provisions set forth herein based on 1,000 shares) shares of Stock."

		2.	This Amendment shall be effective as of the
date hereof.

		3.	In all respects not amended, the Plan is
hereby ratified and confirmed and remains in full force and effect.


                               THE STEPHAN CO.


                               By:__________________________
                                  Frank F. Ferola, President






                        THE STEPHAN CO.
                      THIRD AMENDMENT TO
             1990 DIRECTORS' STOCK OPTION PLAN


          THIRD AMENDMENT dated September 1, 2000, to the
1990 Directors' Stock Option Plan (the "Plan") of The Stephan
Co. (the "Company").

          WHEREAS, the Company maintains the Plan, effective as of June 21, 1990; and

          WHEREAS, the Board of Directors of the Company has determined that it is appropriate to amend the Plan in order to extend the termination date of the Plan to June 21, 2010.

          NOW, THEREFORE, the Plan is hereby amended as follows:

          1.	Section 2.4 is hereby deleted and the
following substituted in lieu thereof:

          "The Plan shall terminate and no further Options shall be granted hereunder after June 21, 2010."

		2.	This Amendment shall be effective as of the
date hereof.

		3.	In all respects not amended, the Plan is
hereby ratified and confirmed and remains in full force and effect.

          WHEREAS, on September 1, 2000, the stockholders of the Company approved the amendment of the Plan to extend the termination date of the Plan to June 21, 2010.


                              THE STEPHAN CO.


                              By:__________________________
                                 Frank F. Ferola, President